				Exhibit 99.2
Weyerhaeuser Company
Q3.2012 Analyst Package
Preliminary results, subject to audit
Consolidated Statement of Operations

in millions	Q2	Q3		Year-to-date
	June 30, 2012	September 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011

Net sales and revenues	$1,793	$1,772	$1,569	$5,059	$4,601
Cost of products sold	1,516	1,424	1,283	4,230	3,803
Gross margin	277	348	286	829	798
Selling, general and administrative expenses	142	156	135	448	452
Research and development expenses	8	8	7	23	21
Charges for restructuring, closures and impairments	4	10	41	26	52
Other operating costs (income), net	(53)	(28)	3	(147)	(190)
Operating income	176	202	100	479	463
Interest income and other	11	15	15	38	35
Interest expense, net of capitalized interest	(86)	(87)	(86)	(260)	(296)
Earnings from continuing operations before income taxes	101	130	29	257	202
Income taxes	(17)	(13)	104	(15)	52
Earnings from continuing operations	84	117	133	242	254
Earnings from discontinued operations, net of income taxes	—	—	24	—	12
Net earnings attributable to Weyerhaeuser common shareholders	$84	$117	$157	$242	$266

Per Share Information

in millions	Q2	Q3		Year-to-date
	June 30, 2012	September 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011

Earnings per share attributable to Weyerhaeuser common shareholders, basic and diluted:
Continuing operations	$0.16	$0.22	$0.25	$0.45	$0.47
Discontinued operations	—	—	0.04	—	0.02
Net earnings per share	$0.16	$0.22	$0.29	$0.45	$0.49
Dividends paid per share	$0.15	$0.15	$0.15	$0.45	$0.45
Weighted average shares outstanding (in thousands):
Basic	537,966	539,094	537,969	538,146	537,906
Diluted	540,033	542,311	539,827	540,694	540,469
Common shares outstanding at end of period (in thousands)	537,526	540,672	537,210	540,672	537,210

Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions	Q2	Q3		Year-to-date
	June 30, 2012	September 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011

Operating income	$176	$202	$100	$479	$463
Depreciation, depletion and amortization	113	112	120	338	359
Special items	(57)	—	33	(95)	(119)
Capitalized interest included in cost of products sold	19	6	5	28	17
EBITDA, excluding special items*	$251	$320	$258	$750	$720
* Non-GAAP measure - see page 9 for definition.

Weyerhaeuser Company
Q3.2012 Analyst Package
Preliminary results, subject to audit
Consolidated Balance Sheet

in millions	June 30, 2012	September 30, 2012	December 31, 2011

ASSETS
Forest Products:
Current assets:
Cash and cash equivalents	$857	$602	$950
Receivables, less allowances	488	504	468
Receivables for taxes	6	97	22
Inventories	487	512	476
Prepaid expenses	86	83	68
Deferred tax assets	100	117	81
Total current assets	2,024	1,915	2,065
Property and equipment, net	2,770	2,759	2,901
Construction in progress	208	220	145
Timber and timberlands at cost, less depletion charged to disposals	3,963	3,967	3,978
Investments in and advances to equity affiliates	187	188	192
Goodwill	40	40	40
Other assets	435	352	444
Assets held by variable interest entities	916	914	916
	10,543	10,355	10,681
Real Estate:
Cash and cash equivalents	4	6	3
Receivables, less allowances	38	36	41
Real estate in process of development and for sale	581	602	555
Land being processed for development	959	982	936
Investments in and advances to equity affiliates	20	20	21
Deferred tax assets	238	233	240
Other assets	89	98	113
Assets held by variable interest entities	3	6	8
	1,932	1,983	1,917
Total assets	$12,475	$12,338	$12,598

LIABILITIES AND EQUITY
Forest Products:
Current liabilities:
Current maturities of long-term debt	$184	$340	$12
Accounts payable	360	356	336
Accrued liabilities	576	558	593
Total current liabilities	1,120	1,254	941
Long-term debt	4,005	3,842	4,181
Deferred income taxes	92	68	93
Deferred pension and other postretirement benefits	1,429	1,378	1,467
Other liabilities	400	477	408
Liabilities (nonrecourse to the company) held by variable interest entities	778	680	776
	7,824	7,699	7,866
Real Estate:
Long-term debt	283	109	285
Other liabilities	171	177	172
Liabilities (nonrecourse to the company) held by variable interest entities	—	—	8
	454	286	465
Total liabilities	8,278	7,985	8,331
Equity:
Total Weyerhaeuser shareholders' interest	4,186	4,340	4,263
Noncontrolling interests	11	13	4
Total equity	4,197	4,353	4,267
Total liabilities and equity	$12,475	$12,338	$12,598

Weyerhaeuser Company
Q3.2012 Analyst Package
Preliminary results, subject to audit
Consolidated Statement of Cash Flows

in millions	Q2	Q3		Year-to-date
	June 30, 2012	September 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011

Cash flows from operations:
Net earnings	$84	$117	$157	$242	$266
Noncash charges (credits) to income:
Depreciation, depletion and amortization	113	112	120	338	363
Deferred income taxes, net	13	15	(103)	22	(77)
Pension and other postretirement benefits	(30)	19	17	(39)	60
Share-based compensation expense	8	10	2	28	19
Charges for impairment of assets	4	7	34	19	37
Net gains on dispositions of assets	(10)	(22)	(51)	(39)	(227)
Foreign exchange transaction (gains) losses	9	(10)	19	(8)	11
Change in:
Receivables less allowances	(18)	(10)	35	(33)	(34)
Receivable for taxes	18	(1)	8	15	(19)
Inventories	28	(22)	(9)	(34)	(40)
Real estate and land	7	(47)	(15)	(95)	(49)
Prepaid expenses	(12)	2	—	(18)	(14)
Accounts payable and accrued liabilities	65	1	(51)	10	(74)
Deposits on land positions and other assets	22	(11)	(5)	11	(9)
Pension and postretirement contributions	(33)	(41)	(27)	(109)	(64)
Other	(1)	3	(14)	19	(5)
Net cash from operations	267	122	117	329	144

Cash flows from investing activities:
Property and equipment	(68)	(75)	(62)	(197)	(136)
Timberlands reforestation	(7)	(5)	(4)	(22)	(23)
Proceeds from sale of assets	18	12	157	36	353
Payments of liabilities held by special purpose entities	—	(97)	—	(97)	—
Other	(1)	(1)	(1)	(1)	(6)
Cash from investing activities	(58)	(166)	90	(281)	188

Cash flows from financing activities:
Cash dividends	(80)	(81)	(81)	(242)	(242)
Change in book overdrafts	9	(12)	(8)	(32)	(26)
Payments on debt	(4)	(181)	—	(187)	(550)
Exercises of stock options	2	66	—	73	37
Repurchase of common stock	—	—	(24)	—	(24)
Other	(3)	(1)	(4)	(5)	(23)
Cash from financing activities	(76)	(209)	(117)	(393)	(828)

Net change in cash and cash equivalents	133	(253)	90	(345)	(496)
Cash and cash equivalents at beginning of period	728	861	881	953	1,467
Cash and cash equivalents at end of period	$861	$608	$971	$608	$971
Cash paid (received) during the year for:
Interest, net of amount capitalized	$57	$117	$115	$290	$362
Income taxes	$(5)	$1	$6	$(14)	$21

Weyerhaeuser Company			Total Company Statistics
Q3.2012 Analyst Package
Preliminary results, subject to audit
Special Items Included in Net Earnings

in millions	Q2	Q3		Year-to-date
	June 30, 2012	September 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011

Net earnings	$84	$117	$157	$242	$266
Gain on sale of 82,000 acres of non-strategic timberlands	—	—	—	—	(96)
Loss on early extinguishment of debt	—	—	—	—	16
Restructuring, impairments and other charges	—	—	24	10	24
Gain on postretirement plan amendment	(33)	—	—	(67)	—
Gain on sale of properties	(4)	—	(9)	(4)	(9)
Tax adjustments	—	—	(83)	(8)	(83)
Charges related to the sale of hardwoods	—	—	8	—	14
Gain on sale of Westwood Shipping Lines	—	—	(31)	—	(31)
Net earnings before special items	$47	$117	$66	$173	$101

	Q2	Q3		Year-to-date
	June 30, 2012	September 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011

Net earnings per diluted share	$0.16	$0.22	$0.29	$0.45	$0.49
Gain on sale of 82,000 acres of non-strategic timberlands	—	—	—	—	(0.18)
Loss on early extinguishment of debt	—	—	—	—	0.03
Restructuring, impairments and other charges	—	—	0.04	0.02	0.04
Gain on postretirement plan amendment	(0.06)	—	—	(0.12)	—
Gain on sale of properties	(0.01)	—	(0.01)	(0.01)	(0.01)
Tax adjustments	—	—	(0.15)	(0.01)	(0.15)
Charges related to the sale of hardwoods	—	—	0.01	—	0.03
Gain on sale of Westwood Shipping Lines	—	—	(0.06)	—	(0.06)
Net earnings before special items per diluted share	$0.09	$0.22	$0.12	$0.33	$0.19

Selected Total Company Items, Excluding Discontinued Operations

in millions	Q2	Q3		Year-to-date
	June 30, 2012	September 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011

Depreciation, depletion and amortization:
Cost of products sold	$103	$102	$108	$307	$318
Selling, general and administrative expenses	10	10	12	31	41
Total depreciation, depletion and amortization	$113	$112	$120	$338	$359

Pension and postretirement costs:
Pension and postretirement costs allocated to business segments	$14	$12	$9	$39	$34
Pension and postretirement costs not allocated	7	7	6	21	21
Total company pension and postretirement costs	$21	$19	$15	$60	$55

Total decrease (increase) in Forest Products working capital (1)	$103	$(29)	$70	$(74)	$(170)
Cash spent for capital expenditures	$(75)	$(80)	$(65)	$(219)	$(156)
(1) Working capital does not include cash balances.

	Weyerhaeuser Company			Timberlands Segment
	Q3.2012 Analyst Package
	Preliminary results, subject to audit

Segment Statement of Operations

in millions		Q2.2012	Q3.2012	Q3.2011	YTD.2012	YTD.2011
	Sales to and revenues from unaffiliated customers	$262	$267	$252	$779	$770
	Intersegment sales	146	162	154	498	479
	Total net sales and revenues	408	429	406	1,277	1,249
	Cost of products sold	313	336	322	1,002	932
	Gross margin	95	93	84	275	317
	Selling, general and administrative expenses	23	24	23	72	70
	Research and development expenses	5	4	4	13	12
	Other operating income, net	(10)	(14)	(3)	(35)	(182)
	Operating income	77	79	60	225	417
	Interest income and other	—	1	1	2	3
	Net contribution to earnings (see note 1 on page 9)	$77	$80	$61	$227	$420

Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions		Q2.2012	Q3.2012	Q3.2011	YTD.2012	YTD.2011
	Operating income	$77	$79	$60	$225	$417
	Depreciation, depletion and amortization	34	35	35	104	102
	Special items	—	—	—	—	(152)
	EBITDA, excluding special items*	$111	$114	$95	$329	$367
	* Non-GAAP measure - see page 9 for definition.

Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

		Q2.2012	Q3.2012	Q3.2011	YTD.2012	YTD.2011
	Gain on sale of 82,000 acres of non-strategic timberlands	$—	$—	$—	$—	$152

Selected Segment Items

		Q2.2012	Q3.2012	Q3.2011	YTD.2012	YTD.2011
	Total decrease (increase) in working capital (1)	$6	$19	$60	$16	$(20)
	Cash spent for capital expenditures	$(15)	$(17)	$(12)	$(44)	$(40)
	(1) Working capital does not include cash balances.

Segment Statistics

		Q2.2012	Q3.2012	Q3.2011	YTD.2012	YTD.2011
Third Party Net Sales and Revenue (millions)	Logs:
	West	$146	$132	$144	$408	$406
	South	56	60	53	166	143
	Canada	2	5	4	14	12
	Total Logs	204	197	201	588	561
	Pay as cut timber sales	9	8	9	28	25
	Timberlands exchanges	7	24	2	39	62
	Higher and better use land sales	5	4	5	13	11
	Minerals, oil and gas	7	8	14	22	43
	Products from international operations	29	26	21	80	59
	Other products	1	—	—	9	9
	Total	$262	$267	$252	$779	$770
Logs Third Party Sales Realizations (per cubic meter)	West	$94.47	$89.28	$104.27	$94.09	$104.97
	South	$41.15	$42.04	$39.11	$41.26	$40.21
	Canada	$34.66	$35.23	$33.73	$35.74	$34.91
	International	$23.53	$23.76	$33.73	$23.45	$35.65
Logs Third Party Sales Volumes (cubic meters, thousands)	West	1,551	1,480	1,385	4,339	3,871
	South	1,354	1,430	1,336	4,012	3,552
	Canada	54	133	116	392	333
	International	82	99	88	259	239
	Total	3,041	3,142	2,925	9,002	7,995
Logs Fee Harvest Volumes (cubic meters, thousands)	West	1,831	1,784	1,604	5,294	4,962
	South	2,788	2,809	2,535	8,311	7,070
	International	161	198	270	531	589
	Total	4,780	4,791	4,409	14,136	12,621

	Weyerhaeuser Company			Wood Products Segment
	Q3.2012 Analyst Package
	Preliminary results, subject to audit

Segment Statement of Operations

in millions		Q2.2012	Q3.2012	Q3.2011	YTD.2012	YTD.2011
	Sales to and revenues from unaffiliated customers	$776	$816	$603	$2,226	$1,734
	Intersegment sales	20	18	20	58	61
	Total net sales and revenues	796	834	623	2,284	1,795
	Cost of products sold	708	713	624	2,032	1,786
	Gross margin	88	121	(1)	252	9
	Selling, general and administrative expenses	50	54	47	154	146
	Research and development expenses	1	2	1	4	3
	Charges for restructuring, closures and impairments	2	2	38	5	44
	Other operating costs (income), net	(1)	4	(6)	8	(15)
	Operating income (loss)	36	59	(81)	81	(169)
	Interest income and other	—	—	1	1	3
	Net contribution to earnings from continuing operations	36	59	(80)	82	(166)
	Net contribution to earnings from discontinued operations	—	—	(17)	—	(25)
	Net contribution to earnings (see note 1 on page 9)	$36	$59	$(97)	$82	$(191)

Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions		Q2.2012	Q3.2012	Q3.2011	YTD.2012	YTD.2011
	Operating income (loss)	$36	$59	$(81)	$81	$(169)
	Depreciation, depletion and amortization	33	33	38	100	116
	Special items	(6)	—	33	(6)	33
	EBITDA, excluding special items*	$63	$92	$(10)	$175	$(20)
	* Non-GAAP measure - see page 9 for definition.

Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

		Q2.2012	Q3.2012	Q3.2011	YTD.2012	YTD.2011
	Gain on sale of property	$6	$—	$5	$6	$5
	Charges for restructuring and impairments	—	—	(38)		(38)
	Total special items from continuing operations	6	—	(33)	6	(33)
	Charges related to sale of discontinued hardwoods operations	—	—	(13)	—	(22)
	Total	$6	$—	$(46)	$6	$(55)

Selected Segment Items

		Q2.2012	Q3.2012	Q3.2011	YTD.2012	YTD.2011
	Total decrease (increase) in working capital (1)	$5	$(21)	$34	$(128)	$(41)
	Cash spent for capital expenditures	$(15)	$(16)	$(8)	$(37)	$(21)
	(1) Working capital does not include cash balances.

Segment Statistics

	in millions, except for third-party sales realizations	Q2.2012	Q3.2012	Q3.2011	YTD.2012	YTD.2011
Structural Lumber (board feet)	Third Party Net Sales and Revenue	$370	$363	$281	$1,024	$831
	Third Party Sales Realizations	$350	$359	$301	$341	$305
	Third Party Sales Volumes	1,056	1,013	934	3,006	2,723
	Production Volumes	1,004	945	890	2,907	2,686
Engineered Solid Section (cubic feet)	Third Party Net Sales and Revenue	$70	$76	$63	$211	$180
	Third Party Sales Realizations	$1,789	$1,800	$1,883	$1,806	$1,967
	Third Party Sales Volumes	3.9	4.2	3.4	11.7	9.2
	Production Volumes	3.8	4.3	3.4	11.8	10.7
Engineered I-joists (lineal feet)	Third Party Net Sales and Revenue	$49	$53	$43	$143	$124
	Third Party Sales Realizations	$1,211	$1,248	$1,275	$1,246	$1,266
	Third Party Sales Volumes	40	43	34	115	98
	Production Volumes	37	39	32	110	96
Oriented Strand Board (square feet 3/8')	Third Party Net Sales and Revenue	$138	$169	$96	$418	$264
	Third Party Sales Realizations	$214	$268	$176	$227	$181
	Third Party Sales Volumes	643	630	546	1,838	1,462
	Production Volumes	626	642	574	1,869	1,586
Softwood Plywood (square feet 3/8')	Third Party Net Sales and Revenue	$26	$34	$18	$83	$48
	Third Party Sales Realizations	$332	$356	$259	$334	$260
	Third Party Sales Volumes	81	95	69	249	185
	Production Volumes	50	54	49	155	150

	Weyerhaeuser Company			Cellulose Fibers Segment
	Q3.2012 Analyst Package
	Preliminary results, subject to audit

Segment Statement of Operations

in millions		Q2.2012	Q3.2012	Q3.2011	YTD.2012	YTD.2011
	Total net sales and revenues	$459	$459	$503	$1,391	$1,535
	Cost of products sold	404	364	345	1,175	1,156
	Gross margin	55	95	158	216	379
	Selling, general and administrative expenses	22	23	24	69	70
	Research and development expenses	2	2	2	6	6
	Other operating income, net	(4)	(5)	(4)	(18)	(12)
	Operating income	35	75	136	159	315
	Interest income and other	1	3	3	3	1
	Net contribution to earnings (see note 1 on page 9)	$36	$78	$139	$162	$316

Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions		Q2.2012	Q3.2012	Q3.2011	YTD.2012	YTD.2011
	Operating income	$35	$75	$136	$159	$315
	Depreciation, depletion and amortization	36	37	37	110	110
	EBITDA, excluding special items*	$71	$112	$173	$269	$425
	* Non-GAAP measure - see page 9 for definition.

Selected Segment Items

		Q2.2012	Q3.2012	Q3.2011	YTD.2012	YTD.2011
	Total decrease (increase) in working capital (1)	$24	$(20)	$(14)	$49	$(37)
	Cash spent for capital expenditures	$(44)	$(45)	$(43)	$(134)	$(92)
	(1) Working capital does not include cash balances.

Segment Statistics

		Q2.2012	Q3.2012	Q3.2011	YTD.2012	YTD.2011
Pulp (air-dry metric tons)	Third Party Net Sales and Revenue (millions)	$348	$354	$391	$1,069	$1,198
	Third Party Sales Realizations	$819	$818	$920	$818	$930
	Third Party Sales Volumes (thousands)	425	432	426	1,306	1,288
	Production Volumes (thousands)	417	453	462	1,308	1,309
Liquid Packaging Board (tons)	Third Party Net Sales and Revenue (millions)	$90	$84	$87	$257	$265
	Third Party Sales Realizations	$1,176	$1,155	$1,165	$1,171	$1,170
	Third Party Sales Volumes (thousands)	76	74	76	220	227
	Production Volumes (thousands)	78	77	81	220	228

Weyerhaeuser Company				Real Estate Segment
Q3.2012 Analyst Package
Preliminary results, subject to audit

Segment Statement of Operations

in millions	Q2.2012	Q3.2012	Q3.2011	YTD.2012	YTD.2011
Total net sales and revenues	$296	$230	$211	$663	$562
Cost of products sold	248	175	164	536	437
Gross margin	48	55	47	127	125
Selling, general and administrative expenses	34	36	36	102	107
Charges for restructuring, closures and impairments	1	3	2	5	4
Other operating income, net	(1)	—	—	(1)	—
Operating income	14	16	9	21	14
Interest income and other	1	1	1	3	3
Net contribution to earnings	$15	$17	$10	$24	$17

Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions	Q2.2012	Q3.2012	Q3.2011	YTD.2012	YTD.2011
Operating income	$14	$16	$9	$21	$14
Depreciation, depletion and amortization	3	3	3	8	9
Capitalized interest included in cost of products sold	14	5	3	22	13
EBITDA, excluding special items*	$31	$24	$15	$51	$36
* Non-GAAP measure - see page 9 for definition.

Selected Segment Items

	Q2.2012	Q3.2012	Q3.2011	YTD.2012	YTD.2011
Cash spent for capital expenditures	$—	$(1)	$(1)	$(2)	$(2)

Segment Statistics

	Q2.2012	Q3.2012	Q3.2011	YTD.2012	YTD.2011
Net sales and revenues:
Single-family housing	$190	$229	$204	$550	$536
Land	105	1	5	109	23
Other	1	—	2	4	3
Total net sales and revenue	$296	$230	$211	$663	$562
Single-family homes sold	764	637	440	2,098	1,496
Single-family homes closed	508	615	508	1,472	1,330
Single-family homes sold but not closed (backlog)	1,033	1,055	605	1,055	605
Single-family cancellation rate	15.4%	18.3%	17.4%	14.6%	15.0%
Single-family buyer traffic	17,677	17,894	11,803	49,843	39,592
Single-family average price of homes closed (in thousands)	$374	$372	$403	$374	$403
Single-family home gross margin - excluding impairments (1)	19.5%	24.3%	23.0%	21.0%	22.4%

(1) Single-family gross margin excluding impairments equals revenue less cost of sales and period costs (other than impairments and deposit write-offs).

Weyerhaeuser Company				Unallocated Items
Q3.2012 Analyst Package
Preliminary results, subject to audit

Unallocated items are gains or charges not related to or allocated to an individual operating segment. They include a portion of items such as: share-based compensation; pension and postretirement costs; foreign exchange transaction gains and losses associated with financing; and the elimination of intersegment profit in inventory and the LIFO reserve.

Contribution to Earnings

in millions	Q2.2012	Q3.2012	Q3.2011	YTD.2012	YTD.2011
Unallocated corporate function expenses	$(3)	$(5)	$(10)	$(14)	$(36)
Unallocated share-based compensation	(1)	(7)	12	(13)	1
Unallocated pension & postretirement costs	(7)	(7)	(6)	(21)	(21)
Foreign exchange gains (losses)	(8)	11	(16)	9	(9)
Elimination of intersegment profit in inventory and LIFO (1)	(2)	(10)	1	(24)	(19)
Other	35	(9)	(5)	56	(30)
Operating income (loss)	14	(27)	(24)	(7)	(114)
Interest income and other	9	10	9	29	25
Net contribution to earnings from continuing operations	23	(17)	(15)	22	(89)
Net contribution to earnings from discontinued operations	—	—	54	—	45
Net contribution to earnings	$23	$(17)	$39	$22	$(44)
(1) We began reporting the elimination of intersegment profit on inventory and the LIFO reserve in Unallocated Items in second quarter 2012. Previously these company-level adjustments were recorded in the business segments. This provides a better understanding of business operating results. Prior period results have been adjusted to reflect the change.

Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions	Q2.2012	Q3.2012	Q3.2011	YTD.2012	YTD.2011
Operating income (loss)	$14	$(27)	$(24)	$(7)	$(114)
Depreciation, depletion and amortization	7	4	7	16	22
Special items	(51)	—	—	(89)	—
Capitalized interest included in cost of products sold	5	1	2	6	4
EBITDA, excluding special items*	$(25)	$(22)	$(15)	$(74)	$(88)
* Non-GAAP measure - see below for definition.

Unallocated Special Items Included in Net Contribution to Earnings (Pre-Tax)

	Q2.2012	Q3.2012	Q3.2011	YTD.2012	YTD.2011
Gain on postretirement plan amendment	$51	$—	$—	$103	$—
Restructuring, impairments and other charges	—	—	—	(14)	—
Total special items from continuing operations	51	—	—	89	—
Gain on sale of property	—	—	9	—	9
Gain on sale of Westwood Shipping Lines	—	—	49	—	49
Total	$51	$—	$58	$89	$58

Unallocated Selected Items

	Q2.2012	Q3.2012	Q3.2011	YTD.2012	YTD.2011
Total decrease (increase) in working capital (1)	$68	$(7)	$(10)	$(11)	$(72)
Cash spent for capital expenditures	$(1)	$(1)	$(1)	$(2)	$(1)
(1) Working capital does not include cash balances.

*EBITDA excluding special items is a non-GAAP measure that management uses to evaluate the performance of the company. EBITDA excluding special items, as we define it, is operating income from continuing operations adjusted for depreciation, depletion, amortization, special items and interest included in cost of products sold. EBITDA excluding special items should not be considered in isolation from and is not intended to represent an alternative to our results computed under GAAP.